UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 15, 2011

GP Strategies Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-7234	13-1926739
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6095 Marshalee Drive, Suite 300, Elkridge, MD	21075
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 379-3600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends and supplements the Current Report on Form 8-K of GP Strategies Corporation, a Delaware corporation (“GP Strategies”), filed with the Securities and Exchange Commission on April 21, 2011 (the “Initial Form 8-K”) to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date on which the Initial Form 8-K was required to be filed. As previously reported in the Initial Form 8-K, on April 21, 2011, General Physics Corporation, the principal operating subsidiary of GP Strategies, completed the acquisition of certain assets of the consulting business of RWD Technologies, LLC, a Delaware limited liability company, pursuant to an Asset Purchase Agreement dated March 8, 2011.

Item 9.01                                                Financial Statements and Exhibits.

(a)                                                          Financial Statements of Businesses Acquired.

Audited Annual Carve Out Special Purpose Financial Statements and Unaudited Interim Carve Out Special Purpose Financial Statements of the Consulting Business of RWD Technologies, LLC:

•                  Independent Auditors’ Report

•                  Statements of assets acquired and liabilities assumed as of March 31, 2011 (unaudited) and December 31, 2010

•                  Statements of revenue and direct expenses for the three months ended March 31, 2011 and 2010 (unaudited) and the year ended December 31, 2010

•                  Notes to financial statements

(b)                                                        Pro Forma Financial Information.

Unaudited Pro Forma Combined Financial Information of GP Strategies and the Consulting Business of RWD Technologies, LLC:

•                  Pro Forma Combined Balance Sheet as of March 31, 2011

•                  Notes to Pro Forma Combined Balance Sheet

(d)                                                        Exhibits

2.1                                Asset Purchase Agreement dated March 8, 2011 by and among General Physics Corporation, General Physics (UK) Ltd., RWD Technologies, LLC, RWD Technologies UK Limited, RWD Technologies Canada, Co. RWD Holdings LLC, RWD Technologies De Colombia, Ltda. and the Equity Owners of the Sellers identified on the signature pages thereto. Incorporated herein by reference to Exhibit 2.1 of the Registrant’s Form 8-K filed on April 21, 2011.

2.2                                Amendment No. 1 to Asset Purchase Agreement. Incorporated herein by reference to Exhibit 2.2 of the Registrant’s Form 8-K filed on April 21, 2011.

23.1                          Independent Auditors’ Consent.

Item 9.01 (a)                            Financial Statements of Businesses Acquired

Independent Auditors’ Report

The Board of Directors and Stockholders

GP Strategies Corporation:

We have audited the accompanying statement of assets acquired and liabilities assumed as of December 31, 2010 and the related statement of revenue and direct expenses for the year ended December 31, 2010 of the Consulting Business of RWD Technologies, LLC (RWD). These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission in lieu of the full financial statements required by Rule 3-05 of Regulation S-X, as described in Note 1, and are not intended to be a complete presentation of the financial position or the results of operations of RWD.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets acquired and liabilities assumed of RWD as of December 31, 2010 and RWD’s revenue and direct expenses for the year ended December 31, 2010 in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Baltimore, Maryland

June 24, 2011

Consulting Business of RWD Technologies, LLC

Statements of Assets Acquired and Liabilities Assumed

(In thousands)

	March 31,	December 31,
	2011	2010
	(unaudited)
Assets acquired:
Current assets
Cash and cash equivalents	$226	$483
Accounts receivable, net	10,169	13,814
Costs and estimated earnings in excess of billings on uncompleted contracts	7,690	2,003
Prepaid expenses and other current assets	298	177
Total current assets acquired	18,383	16,477

Property and equipment, net	584	537
Other assets	34	28

Total assets acquired	$19,001	$17,042

Liabilities assumed:
Current liabilities
Accounts payable and accrued expenses	$6,819	$6,473
Billings in excess of costs and estimated earnings on uncompleted contracts	1,236	537
Other liabilities	363	144

Total liabilities assumed	8,418	7,154

Net assets acquired	$10,583	$9,888

See accompanying notes to financial statements.

Consulting Business of RWD Technologies, LLC

Statements of Revenue and Direct Expenses

(In thousands)

	Three Months Ended		Year Ended
	March 31,		December 31,
	2011	2010	2010
	(Unaudited)
Revenue	$18,464	$15,369	$64,661
Direct expenses:
Cost of revenue	15,816	14,845	62,683
Selling, general and administrative expenses	1,721	2,179	9,271
Total direct expenses	17,537	17,024	71,954
Excess (deficiency) of revenue over (under) direct expenses	$927	$(1,655)	$(7,293)

See accompanying notes to financial statements.

Consulting Business of RWD Technologies, LLC

Notes to Financial Statements

Three months ended March 31, 2011 and 2010 (unaudited) and year ended December 31, 2010

(1)               Description of Business and Basis of Presentation

On March 8, 2011, GP Strategies Corporation’s principal operating subsidiary, General Physics Corporation (“General Physics”), entered into an Asset Purchase Agreement with RWD Technologies, LLC, a Delaware limited liability company, and certain of its subsidiaries (collectively, “RWD”, the “Company” or the “Acquired Business”), to acquire certain operating assets of the consulting business of RWD. RWD is a provider of human capital management and IT consulting services, business transformation and lean process improvement, end-user training, change management, knowledge management and operator effectiveness management solutions in industries such as manufacturing, energy, automotive, aerospace, healthcare, life sciences, consumer products, financial, telecommunications, services and higher education as well as the public sector. The transaction closed on April 15, 2011. General Physics paid $27,980,000 at closing, which consisted of $20,380,000 of cash on hand and $7,600,000 of borrowings under its revolving credit facility. The purchase price is subject to adjustment based on final determination of the working capital of the acquired business on the closing date in accordance with the Asset Purchase Agreement. The accompanying financial statements do not reflect any impact from the acquisition.

The accompanying statements of assets acquired and liabilities assumed of RWD as of March 31, 2011 and December 31, 2010 and the related statements of revenue and direct expenses for the three months ended March 31, 2011 and 2010 and for the year ended December 31, 2010 (collectively, the “Financial Statements”) have been prepared for the purpose of complying with Rule 3-05 of Regulation S-X of the Securities and Exchange Commission (“SEC”) for inclusion in a Current Report on Form 8-K/A filed by GP Strategies and are not intended to be a complete presentation of RWD’s assets and liabilities nor of its revenues and expenses.

The Financial Statements have been prepared from the historical accounting records maintained by RWD and on the basis of the accounting policies and procedures as described in Note 2 — Summary of Significant Accounting Policies. Historically, the Acquired Business was not a separate legal entity or subsidiary of RWD and was not operated or accounted for as a stand alone business.

The accompanying statements of revenue and direct expenses reflect revenues and related cost of revenues and direct selling, general and administrative expenses specifically identified to RWD. Direct expenses include labor, employee benefits, depreciation, rent, utilities, other expenses, and allocations of certain overhead expenses specifically identifiable to RWD. The statements of revenue and direct expenses exclude costs that are not directly related to the Acquired Business, including interest income and expense, and income taxes. The accompanying statements of assets acquired and liabilities assumed reflect the assets acquired and the liabilities assumed by General Physics pursuant to the Agreement.

(2)                     Summary of Significant Accounting Policies

(a)                     Unaudited Interim Financial Information

The statement of assets acquired and liabilities assumed as of March 31, 2011 and the statements of revenue and direct expenses for the three months ended March 31, 2011 and 2010 and the related notes are unaudited and, in the opinion of management, reflect all adjustments necessary for a fair presentation for the interim periods presented.

(b)                     Principles of Consolidation

The financial statements include the operations of the Acquired Business which consists of the consulting business of RWD’s U.S. operations and its Colombian subsidiary. All significant intercompany balances and transactions have been eliminated.

(c)                      Significant Customers & Concentration of Credit Risk

The Company derived 16% of its revenue for the year ended December 31, 2010 from a single customer. Revenue from this customer accounted for 13% and 16% of the Company’s revenue for the three months ended March 31, 2011 and 2010 (unaudited), respectively. Accounts receivable from this customer totaled $1,012,000 and $1,832,000 as of March 31, 2011 (unaudited) and December 31, 2010, respectively.

(d)                     Cash and cash equivalents

Cash and cash equivalents consist of short-term highly liquid investments with original maturities of three months or less.

(e)                      Allowance for Doubtful Accounts

Trade accounts receivable are recorded at invoiced amounts. The Company evaluates the collectability of trade accounts receivable based on a combination of factors. When aware that a specific customer may be unable to meet its financial obligations to us, such as in the case of bankruptcy filings or deterioration in the customer’s operating results or financial position, the Company evaluates the need to record a specific reserve for bad debt to reduce the related receivable to the amount the Company reasonably believes is collectible. The Company also records reserves for bad debt for all other customers based on a variety of factors, including the length of time the receivables are past due, historical collection experience and trends of past due accounts, write-offs and specific identification and review of past due accounts. Actual collections of trade receivables could differ from management’s estimates due to changes in future economic or industry conditions or specific customers’ financial conditions. The allowance for doubtful accounts totaled $150,000 and $94,000 as of March 31, 2011 (unaudited) and December 31, 2010, respectively.

(f)                        Revenue Recognition

The Company provides services to customers under fixed-price, fixed-fee per transaction, and time-and-materials contracts. Each contract has different terms based on the scope, deliverables and complexity of the engagement, requiring the Company to make judgments and estimates about recognizing revenue. Revenue is recognized as services are performed.

Under time-and-materials contracts, as well as certain government cost-reimbursable and certain fixed price contracts, the contractual billing schedules are based on the specified level of resources the Company is obligated to provide. As a result, for these “level-of-effort” contracts, the contractual billing amount for the period is a measure of performance and, therefore, revenue is recognized in that amount.

Revenue under government fixed price and certain commercial fixed price contracts is recognized using the percentage-of-completion method. Under the percentage-of-completion method, management estimates the percentage-of-completion based upon costs incurred as a percentage of the total estimated costs.

For other commercial fixed price contracts which typically involve a discrete project, such as development of training content and materials, design of training processes, or software implementations, the contractual billing schedules are not based on the specified level of resources the Company is obligated to provide. These discrete projects generally do not contain milestones or other reliable measures of performance. As a result, revenue on these arrangements is recognized using a percentage-of-completion method based on the relationship of costs incurred to total estimated costs expected to be incurred over the term of the contract. The Company believes this methodology is a reasonable measure of proportional performance since performance primarily involves personnel costs and services provided to the customer throughout the course of the projects through regular communications of progress toward completion and other project deliverables. In addition, the customer typically is required to pay the Company for the proportionate amount of work and cost incurred in the event of contract termination.

When total cost estimates exceed revenues, the estimated losses are recognized immediately. The use of the percentage-of-completion method requires significant judgment relative to estimating total contract revenues and costs, including assumptions relative to the length of time to complete the project, the nature and complexity of the work to be performed, and anticipated changes in estimated salaries and other costs. Estimates of total contract revenues and costs are continuously monitored during the term of the contract, and recorded revenues and costs are subject to revision as the contract progresses. When revisions in estimated contract revenues and costs are determined, such adjustments are recorded in the period in which they are first identified.

For certain commercial fixed-fee per transaction contracts, such as providing training courses, revenue is recognized during the period in which services are delivered in accordance with the pricing outlined in the contracts.

Certain of the Company’s fixed price commercial contracts contain revenue arrangements with multiple deliverables.  Revenue arrangements with multiple deliverables are evaluated to determine if the deliverables can be divided into more than one unit of accounting. For contracts determined to have more than one unit of accounting, the Company recognizes revenue for each deliverable based on the revenue recognition policies discussed above; that is, the Company recognizes revenue in accordance with work performed and costs incurred, with the fee being allocated proportionately over the service period.  Within each multiple deliverable project, there is objective and reliable fair value across all units of the arrangement, as discounts are not offered or applied to one deliverable versus another, and the rates bid across all deliverables are consistent.

As part of the Company’s on-going operations to provide services to its customers, incidental expenses, which are commonly referred to as “out-of-pocket” expenses, are billed to customers, either directly as a pass-through cost or indirectly as a cost estimated in proposing on fixed price contracts. Out-of-pocket expenses include expenses such as airfare, mileage, hotel stays, out-of-town meals and telecommunication charges. The Company’s policy provides for these expenses to be recorded as both revenue and direct cost of services.

(g)                     Contract Related Assets and Liabilities

Costs and estimated earnings in excess of billings on uncompleted contracts in the accompanying statements of assets acquired and liabilities assumed represent unbilled amounts earned and reimbursable under contracts in progress. These amounts become billable according to the contract terms, which usually consider the passage of time, achievement of milestones or completion of the project. Generally, such unbilled amounts will be billed and collected over the next twelve months.

Billings in excess of costs and estimated earnings on uncompleted contracts in the accompanying statements of assets acquired and liabilities assumed represent advanced billings to clients on contracts in advance of work performed. Generally, such amounts will be earned and recognized in revenue over the next twelve months. In accordance with the Asset Purchase Agreement, General Physics has assumed the remaining contractual obligations relating to uncompleted contracts as of the acquisition date.

(h)                     Property and Equipment, Net

Property and equipment are carried at cost. Major additions and improvements are capitalized, while maintenance and repairs which do not extend the lives of the assets are expensed as incurred. Gain or loss on the disposition of property and equipment is recognized in operations when realized.

Depreciation of property and equipment is recognized on a straight-line basis over the following estimated useful lives:

Class of assets	Useful life
Computers and equipment	3 to 5 years
Furniture and fixtures	7 years
Leasehold improvements	Shorter of asset life or term of lease

(i)                        Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets acquired and liabilities assumed and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and direct expenses during the reporting period.  Actual results could differ from these estimates.

(j)                        Fair Value Estimates

ASC Topic 820, Fair Value Measurements and Disclosure (“Topic 820”), defines fair value, establishes a market-based framework or hierarchy for measuring fair value, and expands disclosures about fair value measurements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The guidance within Topic 820 is applicable whenever another accounting pronouncement requires or permits assets and liabilities to be measured at fair value. The fair value hierarchy prioritizes the inputs used in valuation techniques into three levels as follows:

•                  Level 1 — unadjusted quoted prices for identical assets or liabilities in active markets;

•                  Level 2 — quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted market prices that are observable or that can be corroborated by observable market data by correlation; and

•                  Level 3 — unobservable inputs based upon the reporting entity’s internally developed assumptions which market participants would use in pricing the asset or liability.

The carrying value of financial instruments including cash and cash equivalents, accounts receivable and accounts payable approximate estimated market values because of short-maturities and interest rates that approximate current rates. The Company does not have any investments or other assets valued using Level 1, 2 or 3 inputs.

(3)                     Cash Flow Information

For the periods presented in the accompanying financial statements, the Acquired Business’ financing requirements were provided by RWD. As RWD was historically managed as a part of RWD Technologies, LLC and did not operate as a stand-alone entity, it is not practical to prepare historical cash flow information reflecting RWD’s operating, investing, and financing cash flows, nor would the information be meaningful.

(4)                     Property and Equipment

Property and equipment consisted of the following (in thousands):

	March 31,	December 31,
	2011	2010
	(unaudited)
Computers and equipment	$2,469	$2,207
Furniture and fixtures	675	675
Leasehold improvements	57	147
	3,201	3,029

Accumulated depreciation	(2,617)	(2,492)

	$584	$537

Depreciation expense included in the accompanying statements of revenue and direct expenses was $332,000 and $396,000 for the three months ended March 31, 2011 and 2010 (unaudited), respectively, and $1,580,000 for the year ended December 31, 2010.

(5)                     Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses assumed by General Physics pursuant to the Agreement consisted of the following (in thousands):

	March 31,	December 31,
	2011	2010
	(unaudited)
Trade accounts payable	$1,178	$324
Accrued salaries, vacation and benefits	3,776	4,216
Other accrued expenses	1,865	1,933
	$6,819	$6,473

(6)                     Lease Commitments

RWD utilizes various real property under noncancelable operating leases between RWD Technologies, LLC and the lessors.  Such leases expire at various dates with, in some cases, options to extend their terms.  In connection with the Agreement, the leases were assigned to General Physics effective with the completion of the acquisition of RWD.

As of December 31, 2010, minimum lease obligations under long-term operating leases are as follows (in thousands):

Year ended December 31, 2011	$1,382
Year ended December 31, 2012	5
Total	$1,387

Rent expense included in the accompanying statements of revenue and direct expenses was $1,498,000 for the year ended December 31, 2010 (net of sublease income of $285,000).

(7)                     Subsequent Events

The Company evaluated subsequent events through June 24, 2011 the date on which the financial statements were released, and determined that no other subsequent events had occurred which required adjustment or disclosure within these financial statements.

Item 9.01 (b)                                        Pro Forma Financial Information

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

On March 8, 2011, GP Strategies Corporation’s principal operating subsidiary, General Physics Corporation (“General Physics”), entered into an Asset Purchase Agreement with RWD Technologies, LLC, a Delaware limited liability company, and certain of its subsidiaries (collectively, “RWD”, the “Company” or the “Acquired Business”), to acquire certain operating assets of the consulting business of RWD. RWD is a provider of human capital management and IT consulting services, business transformation and lean process improvement, end-user training, change management, knowledge management and operator effectiveness management solutions in industries such as manufacturing, energy, automotive, aerospace, healthcare, life sciences, consumer products, financial, telecommunications, services and higher education as well as the public sector. The transaction closed on April 15, 2011. General Physics paid $27,980,000 at closing, which consisted of $20,380,000 of cash on hand and $7,600,000 of borrowings under its revolving credit facility. The purchase price is subject to adjustment based on final determination of the working capital of the acquired business on the closing date in accordance with the Asset Purchase Agreement. The accompanying financial statements do not reflect any impact from the acquisition.

The following unaudited pro forma combined financial statements have been prepared to give effect to the combination of GP Strategies Corporation and subsidiaries (“GP Strategies”) and the consulting business of RWD Technologies, LLC (“RWD”). The unaudited pro forma combined financial statements were prepared using the historical consolidated financial statements of GP Strategies and the historical financial statements of RWD. Please note that the unaudited pro forma combined financial statements should be read in conjunction with the historical financial statements of GP Strategies and RWD, respectively. The information related to GP Strategies can be found in GP Strategies’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 and the information related to RWD can be found in Item 9.01(a) of this Current Report on Form 8-K/A.

The unaudited pro forma combined balance sheet as of March 31, 2011 combines the unaudited consolidated balance sheet of GP Strategies as of March 31, 2011 and the unaudited statement of assets acquired and liabilities assumed of RWD as of March 31, 2011 and gives effect to the acquisition as if the acquisition occurred on March 31, 2011.

The Company received a letter from the Securities and Exchange Commission dated March 14, 2011 waiving the requirement for a pro forma statement of operations if that presentation would require forward-looking information in order to meaningfully present the effects of the acquisition. The pro forma combined statement of operations has not been included in this filing because it would include costs not related to the revenue activities of RWD, such as overhead costs that benefited portions of the business that were not acquired by General Physics, and would require forward-looking information to accurately present the effects of the acquisition.

The purchase price allocation included in the accompanying unaudited pro forma combined financial statements is preliminary and is based on information that was available to management at the time the unaudited pro forma combined financial statements were prepared. Accordingly, the purchase price allocation is subject to change and the impact of such changes could be material.

GP STRATEGIES CORPORATION AND SUBSIDIARIES

Pro Forma Combined Balance Sheet

March 31, 2011

(Unaudited)

			Pro Forma		Pro Forma
(In thousands)	GP Strategies	RWD	Adjustments		Combined
Assets
Current assets:
Cash and cash equivalents	$29,359	$226	$(20,380	)(a)	$9,205
Accounts and other receivables, net	47,953	10,169	—		58,122
Inventories, net	290	—	—		290
Costs and estimated earnings in excess of billings on uncompleted contracts	13,289	7,690	—		20,979
Prepaid expenses and other current assets	7,220	298	39	(b)	7,557
Total current assets	98,111	18,383	(20,341)		96,153
Property, plant and equipment, net	3,383	584			3,967
Goodwill	74,558	—	12,919	(c)	87,477
Intangible assets, net	9,697	—	4,439	(d)	14,136
Other assets	1,626	34	—		1,660
	$187,375	$19,001	$(2,983)		$203,393
Liabilities and Stockholders’ Equity
Current liabilities:
Short-term borrowings	$—	$—	$7,600	(a)	$7,600
Accounts payable and accrued expenses	32,672	6,819	—		39,491
Billings in excess of costs and estimated earnings on uncompleted contracts	16,241	1,236	—		17,477
Total current liabilities	48,913	8,055	7,600		64,568
Other noncurrent liabilities	9,670	363			10,033
Total liabilities	58,583	8,418	7,600		74,601

Stockholders’ equity:
Common stock, par value $0.01 per share	188	—	—		188
Additional paid-in capital	164,255	—	—		164,255
Accumulated deficit	(34,003)	—	—		(34,003)
Net assets acquired	—	10,583	(10,583	)(e)	—
Treasury stock at cost	(1)	—	—		(1)
Accumulated other comprehensive loss	(1,647)	—	—		(1,647)
Total stockholders’ equity	128,792	10,583	(10,583)		128,792
	$187,375	$19,001	$(2,983)		$203,393

See accompanying notes to unaudited pro forma combined balance sheet.

GP STRATEGIES CORPORATION AND SUBSIDIARIES

Notes to Pro Forma Combined Balance Sheet

(Unaudited)

(1)         Basis of Presentation

On March 8, 2011, GP Strategies Corporation’s principal operating subsidiary, General Physics Corporation (“General Physics”), entered into an Asset Purchase Agreement with RWD Technologies, LLC, a Delaware limited liability company, and certain of its subsidiaries (collectively, “RWD”), to acquire certain operating assets of the consulting business of RWD. RWD is a provider of human capital management and IT consulting services, business transformation and lean process improvement, end-user training, change management, knowledge management and operator effectiveness management solutions in industries such as manufacturing, energy, automotive, aerospace, healthcare, life sciences, consumer products, financial, telecommunications, services and higher education as well as the public sector. The transaction closed on April 15, 2011. General Physics paid approximately $27,980,000 at closing, which consisted of $20,380,000 of cash on hand and $7,600,000 of borrowings under its revolving credit facility. The purchase price is subject to adjustment based on final determination of the working capital of the acquired business on the closing date in accordance with the Asset Purchase Agreement.

The unaudited pro forma combined balance sheet gives effect to the acquisition of RWD as if it had occurred on March 31, 2011. The GP Strategies consolidated balance sheet information was derived from its March 31, 2011 consolidated balance sheet included in its Quarterly Report on Form 10-Q for the three months ended March 31, 2011. The balance sheet information for RWD was derived from the statement of assets acquired and liabilities assumed of RWD as of March 31, 2011 which is included herein.

The acquisition was accounted for using the acquisition method of accounting in accordance with ASC Topic 805, Business Combinations. Under the acquisition method of accounting, the total estimated purchase price, calculated as described in Note 2 to these unaudited pro forma combined financial statements, is allocated to the net tangible and intangible assets of the business acquired in connection with the Asset Purchase Agreement (the “Agreement”), based on the estimated fair values as of the completion of the acquisition. Management has estimated the fair value of assets acquired and liabilities assumed based on the estimated fair value attributable to the actual net tangible and intangible assets and liabilities of RWD that existed as of the date of the completion of the acquisition.

(2)         Preliminary Purchase Price Allocation

The purchase price was $27,980,000 of cash paid at closing. In addition, the Company estimates that a $437,000 payment will be due from the seller for the working capital adjustment based on the closing balance sheet as of April 15, 2011. Under the acquisition method of accounting, the total estimated purchase price is allocated to the acquired net tangible and intangible assets based on their estimated fair values as of the date of the completion of the acquisition. Based on management estimates of the fair values, the preliminary estimated purchase price allocation as of the April 15, 2011 acquisition date is as follows (in thousands):

Cash paid at closing	$27,980
Less: estimated payment due from seller for working capital adjustment	(437)
Total estimated purchase price	$27,543

Purchase price allocation:

Assets acquired:
Current assets
Cash and cash equivalents	$81
Accounts receivable	14,924
Costs and earnings in excess of billings on uncompleted contracts	3,296
Prepaids and other current assets	247
Property and equipment	570
Deferred tax asset	39
Intangible assets:
Customer-related	2,787
Marketing-related	1,652
Goodwill	11,904
Other assets	28
Total assets acquired	35,528
Liabilities assumed:
Accounts payable and accrued expenses	(6,786)
Billings in excess of costs and estimated earnings on uncompleted contracts	(1,199)
Total liabilities assumed	(7,985)

Net assets acquired	$27,543

(3)         Unaudited Pro Forma Adjustments

The pro forma adjustments included in the unaudited pro forma combined balance sheet are as follows:

(a)                      Adjustment to reflect payment of purchase price which consisted of $20,380,000 of cash on hand and 7,600,000 of short-term borrowings.

(b)                     Adjustment to record deferred tax asset for the estimated profit on the assumed deferred revenue balance which is not deductible for tax purposes.

(c)                      Adjustment to record goodwill resulting from the transaction. The pro forma adjustment amount for goodwill is different from what GP Strategies actually recorded on April 15, 2011 (see Note 2) as the unaudited pro forma combined balance sheet assumes that RWD was acquired on March 31, 2011.

(d)                     Adjustment to record the following intangible assets acquired in connection with the acquisition:

•                  Customer-related intangible assets of $2,787,000 which include the existing customer contracts and customer relationships of RWD and was estimated using the income method. This asset will be amortized on a straight-line basis over its estimated useful life of 5.9 years.

•                  Marketing-related intangible assets of $1,652,000 which primarily relates to the RWD tradename acquired and was estimated using the relief from royalty method. This asset will be amortized on a straight-line basis over its estimated useful life of 5 years.

(e)                      Represents the net assets acquired less liabilities assumed in connection with the acquisition as of March 31, 2011.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward looking statements.  Forward—looking statements are not statements of historical facts, but rather reflect our current expectations concerning future events and results.  We use words such as “expects”, “plans”, “intends”, “believes”, “may”, “will” and “anticipates” to indicate forward-looking statements. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements, including, but not limited to, those factors set forth under Item 1A - Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2010, and those other risks and uncertainties detailed in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission.  We caution that these risk factors may not be exhaustive.  We operate in a continually changing business environment, and new risk factors emerge from time to time.  We cannot predict these new risk factors, nor can we assess the effect, if any, of the new risk factors on our business or the extent to which any factor or combination of factors may cause actual results to differ from those expressed or implied by these forward-looking statements.

If any one or more of these expectations and assumptions proves incorrect, actual results will likely differ materially from those contemplated by the forward-looking statements. Even if all of the foregoing assumptions and expectations prove correct, actual results may still differ materially from those expressed in the forward-looking statements as a result of factors we may not anticipate or that may be beyond our control. While we cannot assess the future impact that any of these differences could have on our business, financial condition, results of operations and cash flows or the market price of shares of our common stock, the differences could be significant. We do not undertake to update any forward-looking statements made by us, whether as a result of new information, future events or otherwise.  You are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GP STRATEGIES CORPORATION

Date: June 24, 2011	/s/ Sharon Esposito-Mayer

Sharon Esposito-Mayer
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1

Asset Purchase Agreement dated March 8, 2011 by and among General Physics Corporation, General Physics (UK) Ltd., RWD Technologies, LLC, RWD Technologies UK Limited, RWD Technologies Canada, Co. RWD Holdings LLC, RWD Technologies De Colombia, Ltda. and the Equity Owners of the Sellers identified on the signature pages thereto. Incorporated herein by reference to Exhibit 2.1 of the Registrant’s Form 8-K filed on April 21, 2011.

2.2	Amendment No. 1 to Asset Purchase Agreement. Incorporated herein by reference to Exhibit 2.2 of the Registrant’s Form 8-K filed on April 21, 2011.

23.1	Independent Auditors’ Consent.